UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-06094

Exact name of registrant as specified in charter:	Aberdeen Latin America Equity Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia
Aberdeen Asset Management Inc.
1735 Market Street 32nd Floor
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	800-522-5465

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2016

Item 1 - Reports to Stockholders.

Aberdeen Latin America Equity Fund, Inc. (LAQ)

Annual Report

December 31, 2016

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Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Annual Report which covers the activities of Aberdeen Latin America Equity Fund, Inc. (the “Fund”) for the fiscal year ended December 31, 2016. The Fund’s principal investment objective is to seek long-term capital appreciation by investing primarily in Latin American equity securities.

NAV Total Return Performance

For the fiscal year ended December 31, 2016, the total return to shareholders of the Fund based on the net asset value (“NAV”), net of fees, of the Fund was 33.8%, assuming reinvestment of dividends and distributions, versus a return of 31.5%, for the Fund’s benchmark, the Morgan Stanley Capital International (“MSCI”) Emerging Markets Latin America Index1 (“MSCI EM Latin America Index”). The Fund’s total return for the fiscal year ended December 31, 2016 is based on the reported NAV at the financial reporting period end.

Share Price Total Return Performance & Discount

For the fiscal year ended December 31, 2016, based on market price, the Fund’s total return was 31.7%, assuming reinvestment of dividends and distributions. The Fund’s share price increased 29.8% over the fiscal year, from $15.25 on December 31, 2015 to $19.79 on December 31, 2016. The Fund’s share price on December 31, 2016 represented a discount of 13.1% to the NAV per share of $22.76 on that date, compared with a discount of 11.6% to the NAV per share of $17.26 on December 31, 2015.

Investments in Chile – Change in Chilean Law

The Fund was operating as a foreign investment capital fund under Chilean Law No. 18,657, which has recently been repealed. Chilean Law No. 18,657 imposed certain requirements on the Fund’s Chilean holdings (the “Chilean Portfolio”). Under Chilean Law No. 18,657, the Fund could not hold more than 5% of any Chilean issuer’s voting stock (subject to an increase to up to 10% for newly-issued shares, including through the exercise of pre-emptive rights) and not more than 10% of the Chilean Portfolio could be invested in securities issued or guaranteed by any single Chilean issuer (other than securities issued or guaranteed by the Chilean government or by the Central Bank of Chile). With the repeal of Chilean Law No. 18,657, the Fund is no longer subject to these limitations.

Open Market Repurchase Program

The Fund’s policy is to consider buying back Fund shares on the open market when the Fund trades at a discount to the NAV that is above an established threshold and management believes such repurchases may enhance shareholder value. During the fiscal year ended December 31, 2016 and the fiscal year ended December 31, 2015 the Fund did not repurchase any shares.

Portfolio Holdings Disclosure

The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund’s semi-annual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the information on Form N-Q available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 31 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465; and (ii) on the SEC’s website at http://www.sec.gov.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund’s transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how

All amounts are U.S. Dollars unless otherwise stated.

1

The MSCI Emerging Markets (EM) Latin America Index captures large and mid cap representation across 5 Emerging Markets (EM) countries in Latin America. With 116 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. The MSCI EM Latin America Index consists of the following 5 emerging market country indices: Brazil, Chile, Colombia, Mexico, and Peru. The Index is unmanaged and has been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index. Index performance is not an indication of the performance of the Fund itself. For complete performance, please visit http://www.aberdeenlaq.com.

Aberdeen Latin America Equity Fund, Inc.	1

Letter to Shareholders (unaudited) (concluded)

to maintain an active account, please contact your financial adviser or the Fund’s transfer agent.

Investor Relations Information

As part of Aberdeen’s commitment to shareholders, we invite you to visit the Fund on the web at www.aberdeenlaq.com. Here, you can view monthly fact sheets, quarterly commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar®, portfolio charting and other Fund literature.

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Yours sincerely,

/s/ Christian Pittard
Christian Pittard
President

2	Aberdeen Latin America Equity Fund, Inc.

Dividend Reinvestment and Direct Stock Purchase Plan (unaudited)

Computershare Trust Company, N.A. (“Computershare”), the Fund’s transfer agent, sponsors and administers a Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”), which is available to shareholders.

The Plan allows registered shareholders and first-time investors to buy and sell shares and automatically reinvest dividends and capital gains through the transfer agent. This is a cost-effective way to invest in the Fund.

Please note that for both purchase and reinvestment purposes, shares will be purchased in the open market at the current share price and cannot be issued directly by the Fund.

For more information about the Plan and a brochure that includes the terms and conditions of the Plan, please call Computershare at 1-800-647-0584 or visit www.computershare.com/buyaberdeen.

Report of the Investment Manager (unaudited)

Market/economic review

Latin American equities, as measured by the Fund’s benchmark, the MSCI Emerging Markets (EM) Latin America Index, rose 31.5% for the 12-month period ended December 31, 2016. The Latin American region outperformed the broader MSCI Emerging Markets Index largely due to domestic factors. Weak commodity prices, expectations of tightening U.S. monetary policy, and a global fixation on a precarious Chinese economy initially eroded sentiment. However, the mood in the region improved dramatically following a series of positive political developments. The U.S. Federal Reserve’s renewed cautious policy stance, encouraging signs of stabilization in China towards the latter half of the year, and a recovery in commodities markets also had a positive impact on the Latin American market. Brazil and Peru saw the largest gains, boosted by a political trend away from populism. The Brazilian Senate voted to remove President Dilma Rousseff on August 31, 2016, after a protracted impeachment process, and equities rallied on optimism about the reform agenda of Rousseff’s successor, former Vice President Michel Temer. In Peru, market-friendly candidate Pedro Pablo Kuczynski was elected as president, with a mandate to boost infrastructure investments. Conversely, the Mexican stock market slumped over the reporting period, as economic growth slowed and its currency, the peso, was battered in the lead-up to the presidential election in the U.S., its largest trading partner. Donald Trump’s U.S. presidential election victory shook the market further on concerns that his proposed protectionist measures would hurt the Mexican economy.

Fund performance review

The Fund outperformed the MSCI EM Latin America Index for the 12-month period ended December 31, 2016, driven largely by positive asset allocation.

The top contributors to the Fund’s relative performance for the reporting period were the holdings in Brazil, which benefited from political optimism in the country. Lender Banco Bradesco was buoyed by easing investor concerns over credit quality, while shopping mall operator Multiplan was boosted by an apparent bottoming-out of the downturn in consumer spending. Both companies also benefited along with their peers in the financials sector amid investors’ expectations of lower interest rates as inflation began to ease. Additionally, the Fund’s relative performance was bolstered by the lack of exposure to some underperforming Mexican stocks such as telecom company America Movil, which was hampered by intensifying domestic competition, greater regulatory hurdles and a large foreign debt position. The absence of a position in Grupo Televisa also contributed positively to the Fund’s relative performance as the media company was hampered by higher costs and lower advertising revenues.

Conversely, the absence of a position in Brazilian state-owned companies Petrobras Brasileiro and Banco do Brasil weighed on the Fund’s relative performance for the reporting period, as their share prices rose alongside the improving Brazilian political landscape and economic outlook. Although Fund holding Grupo Financiero Banorte reported positive earnings results over the reporting period, shares of the Mexican lender moved lower due to investors’ concerns over its exposure to the domestic economy. Finally, the position in Valid Solucoes E Servicos De Seguranca (Valid), which is not represented in the benchmark MSCI EM Latin America Index, detracted from the Fund’s relative performance as the payment and mobile solutions company posted weaker-than-expected results over the period because of poor performance in its means-of-payment division.

Outlook

Investors favored Latin American equities within the emerging markets for much of the 2016 calendar year, but we feel that 2017 may bring some challenges. With Donald Trump now in office as the 45th president of the U.S., we think that his protectionist stance most likely will be among the biggest concerns in emerging markets. We believe

Aberdeen Latin America Equity Fund, Inc.	3

Report of the Investment Manager (unaudited) (concluded)

that his proposed tax cuts and fiscal stimulus may potentially boost borrowing, forcing up interest rates, while his criticism of automakers Ford and Toyota via social media could force foreign direct investments to flee. In our opinion, both possible outcomes are negative for Latin American markets. Nonetheless, we think that most regional economies are in a better position to weather uncertainty than they were even a few years ago, which could potentially present opportunities with China. Meanwhile, a recovery in oil prices could potentially be a boon to commodity exporters.

In Brazil, President Temer continues to make headway on his reform agenda despite popular backlash and political threats to his office. Encouragingly, in our view, many of the newly elected mayors have shown a commitment to his austerity program by expressing support for proposed belt-tightening measures in their first few days in office. There is significant uncertainty in Mexico as Trump moves to overhaul America’s trade relations, particularly the North American Free Trade Agreement (NAFTA). We believe that, over the long term, Mexico may have to reduce its economic reliance on the U.S. Nevertheless, we think that Latin America continues to provide a compelling growth story and provides opportunities for investors. We believe that our prudent approach will help us navigate these headwinds over the long run.

Aberdeen Asset Managers Limited

4	Aberdeen Latin America Equity Fund, Inc.

Total Investment Return (unaudited)

The following table summarizes the average annual Fund performance compared to the MSCI EM Latin America Index, the Fund’s benchmark, for the 1-year, 3-year, 5-year and 10-year periods as of December 31, 2016.

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	33.8%	-7.2%	-2.6%	2.9%
Market Value	31.7%	-8.2%	-3.4%	2.1%
MSCI EM Latin America Index	31.5%	-7.2%	-5.4%	0.5%

Aberdeen Asset Managers Limited, the Fund’s adviser, has entered into a written contract with the Fund to waive certain fees without which total return performance would be lower. See Note 3 in the Notes to Financial Statements. This contract aligns with the term of the advisory agreement and may not be terminated prior to the end of the current term of the advisory agreement. Aberdeen Asset Management Inc. (“AAMI”), the Fund’s administrator, has entered into an agreement with the Fund to limit investor relations services fees. For the fiscal year ended December 31, 2016, AAMI did not waive any investor relations services fees, because the Fund did not exceed the capped rate. See Note 3 in the Notes to Financial Statements. Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. All return data at NAV includes fees charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses.” Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE MKT during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. The Fund’s total investment return is based on the reported NAV on the financial reporting period ended December 31, 2016. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenlaq.com or by calling 800-522-5465.

The total expense ratio, excluding fee waivers, based on the fiscal year ended December 31, 2016 was 1.38%. The total expense ratio, net of fee waivers, based on the fiscal year ended December 31, 2016 was 1.37%.

Aberdeen Latin America Equity Fund, Inc.	5

Portfolio Summary (unaudited)

The following table summarizes the sector composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (“GICS”) Sectors, expressed as a percentage of net assets as of December 31, 2016. The GICS structure consists of 11 sectors, 24 industry groups, 68 industries and 157 subindustries. An industry classification standard sector can include more than one industry. As of December 31, 2016, the Fund did not have more than 25% of its assets invested in any industry except banks, which accounted for 25.4% of the Fund’s assets due to market movements that occurred after the Fund made its last purchase of shares of a banking company. The sectors, as classified by GICS, are comprised of several industries.

Sector Allocation	As a Percentage of Net Assets
Financials	27.9%	*
Consumer Staples	24.4%
Industrials	12.0%
Consumer Discretionary	9.2%
Materials	7.4%
Energy	7.1%
Real Estate	6.7%
Information Technology	2.9%
Health Care	1.7%
Utilities	0.5%
Private Equity	–%	[1]
Short-Term Investment	1.0%
Other Assets in Excess of Liabilities	(0.8)%
	100.0%

1	The private equity investments represented 0.03% of the net assets.
*

As of December 31, 2016, the Fund’s holdings in the Financials sector consisted of two industries; Banks and Diversified Financial Services, which accounted for 25.4% and 2.5%, respectively, of the Fund’s net assets.

The following chart summarizes the composition of the Fund’s portfolio by geographic classification expressed as a percentage of net assets as of December 31, 2016.

Country Allocation	As a Percentage of Net Assets
Brazil	62.0%
Mexico	20.1%
Chile	11.1%
Argentina	2.7%
Peru	2.5%
Colombia	1.4%
United States	1.0%
Global*	–%
Liabilities in Excess of Other Assets	(0.8)%
100.0%

Amounts listed as “–” are 0% or round to 0%

*	“Global” is the percentage attributable to the Fund’s holding in a private equity fund which invests globally and is not categorized under a particular country.

6	Aberdeen Latin America Equity Fund, Inc.

Top Ten Equity Holdings (unaudited)

The following were the Fund’s top ten holdings as of December 31, 2016:

Name of Security	As a Percentage of Net Assets
Banco Bradesco SA, Preferred Shares	8.4%
Itau Unibanco Holding SA, ADR, Preferred Shares	7.9%
Lojas Renner SA	5.2%
AMBEV SA	4.8%
Multiplan Empreendimentos Imobiliarios SA	4.5%
Fomento Economico Mexicano SAB de CV, ADR	4.2%
Grupo Financiero Banorte SAB de CV, Class O	3.9%
Ultrapar Participacoes SA, ADR	3.8%
Vale SA, ADR	3.4%
BRF SA	3.4%

Aberdeen Latin America Equity Fund, Inc.	7

Portfolio of Investments

As of December 31, 2016

Shares	Description	Industry and Percentage of Net Assets	Value (US$)
LONG-TERM INVESTMENTS—99.8%
COMMON STOCKS—80.6%
ARGENTINA—2.7%
129,000	Tenaris SA, ADR	Energy Equipment & Services—2.7%	$4,606,590
BRAZIL—43.9%
1,618,941	AMBEV SA	Beverages—4.8%	8,157,628
576,354	Arezzo Industria e Comercio SA	Textiles, Apparel & Luxury Goods—2.6%	4,437,715
827,563	BM&F Bovespa SA	Diversified Financial Services—2.5%	4,195,407
388,868	BRF SA	Food Products—3.4%	5,764,857
285,586	Cia Hering	Specialty Retail—0.8%	1,326,715
255,000	Iguatemi Empresa de Shopping Centers SA	Real Estate Management & Development—1.3%	2,089,547
20,900	Itau Unibanco Holding SA	Banks—0.1%	192,645
320,385	Linx SA	Software—1.0%	1,707,893
291,850	Localiza Rent a Car SA	Automobile Retailer—1.8%	3,068,519
1,237,830	Lojas Renner SA	Multiline Retail—5.2%	8,812,032
420,334	Multiplan Empreendimentos Imobiliarios SA	Real Estate Management & Development—4.5%	7,668,735
268,300	Natura Cosmeticos SA	Personal Products—1.1%	1,897,645
750,000	OdontoPrev SA	Health Care Providers & Services—1.7%	2,903,493
291,849	Totvs SA	Software—1.3%	2,155,667
311,000	Ultrapar Participacoes SA, ADR	Oil, Gas & Consumable Fuels—3.8%	6,450,140
760,259	Vale SA, ADR	Metals & Mining—3.4%	5,793,174
179,848	Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	Commercial Services & Supplies—0.8%	1,361,003
704,094	WEG SA	Machinery—2.0%	3,353,138
289,400	Wilson Sons Ltd., BDR	Transportation Infrastructure—1.8%	2,978,739
			74,314,692
CHILE—10.0%
76,518	Antarchile SA	Industrial Conglomerates—0.5%	765,414
12,463,721	Banco de Chile	Banks—0.9%	1,451,817
25,113,969	Banco Santander Chile	Banks—0.8%	1,387,315
94,000	Banco Santander Chile, ADR	Banks—1.2%	2,055,780
206,000	Embotelladora Andina SA, ADR, Class A(a)	Beverages—2.5%	4,261,110
298,570	Empresas CMPC SA	Paper & Forest Products—0.4%	606,729
98,000	Empresas COPEC SA	Oil, Gas & Consumable Fuels—0.6%	939,186
3,780,000	Enel Americas SA	Electric Utilities—0.3%	592,569
3,780,000	Enel Chile SA	Electric Utilities—0.2%	344,819
692,000	Parque Arauco SA	Real Estate Management & Development—0.9%	1,549,521
133,000	S.A.C.I. Falabella	Multiline Retail—0.6%	1,056,184
592,000	Sonda SA	Information Technology Services—0.6%	1,050,812
540,000	Vina Concha y Toro SA	Beverages—0.5%	866,683
			16,927,939
COLOMBIA—1.4%
290,000	Bancolombia SA	Banks—1.4%	2,436,309
MEXICO—20.1%
581,500	Arca Continental SAB de CV	Beverages—1.8%	3,025,085
92,502	Fomento Economico Mexicano SAB de CV, ADR	Beverages—4.2%	7,049,578
89,150	Grupo Aeroportuario del Centro Norte SAB de CV, ADR	Transportation Infrastructure—1.8%	3,079,241

8	Aberdeen Latin America Equity Fund, Inc.

Portfolio of Investments (continued)

As of December 31, 2016

Shares		Description	Industry and Percentage of Net Assets	Value (US$)
LONG-TERM INVESTMENTS (continued)
COMMON STOCKS (continued)
MEXICO (continued)
27,034		Grupo Aeroportuario del Sureste SAB de CV, ADR, B Shares	Transportation Infrastructure—2.3%	$3,889,922
1,360,797		Grupo Financiero Banorte SAB de CV	Banks—3.9%	6,702,350
937,000		Grupo Financiero Santander Mexico SAB de CV	Banks—0.8%	1,347,441
1,020,095		Grupo Lala SAB de CV	Food Products—0.9%	1,483,666
968,900		Kimberly-Clark de Mexico SAB de CV	Household Products—1.0%	1,744,797
446,600		Organizacion Soriana SAB de CV(b)	Food & Staples Retailing—0.6%	969,050
2,678,200		Wal-Mart de Mexico SAB de CV	Food & Staples Retailing—2.8%	4,793,193
				34,084,323
PERU—2.5%
1,344,957		Cementos Pacasmayo SAA	Construction Materials—1.5%	2,524,800
243,511		Grana y Montero SA, ADR	Construction & Engineering—1.0%	1,741,104
				4,265,904
		Total Common Stocks		136,635,757
PREFERRED STOCKS—19.2%
BRAZIL—18.1%
1,595,350		Banco Bradesco SA, Preferred Shares	Banks—8.4%	14,214,874
391,800		Bradespar SA, Preferred Shares	Metals & Mining—1.1%	1,787,640
1,309,744		Itau Unibanco Holding SA, ADR, Preferred Shares	Banks—7.9%	13,464,168
185,117		Vale SA, ADR, Preferred Shares	Metals & Mining—0.7%	1,275,456
				30,742,138
CHILE—1.1%
318,000		Embotelladora Andina SA, Class B, Preferred Shares	Beverages—0.8%	1,234,408
18,800		Sociedad Quimica y Minera de Chile SA, Class B, Preferred Shares	Chemicals—0.3%	536,048
				1,770,456
		Total Preferred Stocks		32,512,594
PRIVATE EQUITY—0.0%
GLOBAL*—0.0%
2,237,292	(c)	Emerging Markets Ventures I, L.P.(b)(d)(e)(f)(g)(h)	Private Equity—0.0%	46,580
		Total Private Equity—(cost $762,816)		46,580
		Total Long-Term Investments—99.8% (cost $161,783,565)		169,194,931

Aberdeen Latin America Equity Fund, Inc.	9

Portfolio of Investments (concluded)

As of December 31, 2016

Shares	Description	Value (US$)
SHORT-TERM INVESTMENT—1.0%
UNITED STATES—1.0%
1,690,509	State Street Institutional U.S. Government Money Market Fund(i)	$1,690,509
	Total Short-Term Investment—1.0% (cost $1,690,509)	1,690,509
	Total Investments—100.8% (cost $163,474,074)(j)	170,885,440
	Liabilities in Excess of Other Assets—(0.8)%	(1,383,083)
	Net Assets—100.0%	$169,502,357

(a)	This share class contains full voting rights and no preference on dividends. The two share classes of this company are formally labeled as preferred.
(b)	Non-income producing security.
(c)	Represents contributed capital.
(d)

Fair Values are determined pursuant to procedures approved by the Fund’s Board of Directors. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded price. See Note 2(a) of the accompanying Notes to Financial Statements.

(e)	Illiquid security.
(f)	In liquidation.
(g)	As of December 31, 2016, the aggregate amount of open commitments for the Fund is $262,708.
(h)	Restricted security, not readily marketable. See Note 6 of the accompanying Notes to Financial Statements.
(i)	Registered investment company advised by State Street Global Advisors.
(j)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.
ADR	American Depositary Receipt
BDR	Brazilian Depositary Receipt
*	“Global” is the percentage attributable to the Fund’s holding in a private equity fund which invests globally and is not categorized under a particular country.

See Notes to Financial Statements.

10	Aberdeen Latin America Equity Fund, Inc.

Statement of Assets and Liabilities

As of December 31, 2016

Assets

Investments, at value (cost $161,783,565)	$ 169,194,931
Short-term investments, at value (cost $1,690,509)	1,690,509
Foreign currency, at value (cost $909,745)	912,730
Cash	120
Interest and dividends receivable	906,783
Total assets	172,705,073

Liabilities
Dividends payable to common shareholders	2,234,555
Investment advisory fees payable (Note 3)	363,931
Chilean repatriation taxes (Note 2)	268,127
Payable for investments purchased	176,393
Administration fees payable (Note 3)	77,267
Director fees payable	16,000
Investor relations fees payable (Note 3)	15,038
Accrued expenses	51,405
Total liabilities	3,202,716

Net Assets	$ 169,502,357

Composition of Net Assets:
Common stock (par value $.001 per share) (Note 5)	$ 7,449
Paid-in capital in excess of par	185,498,379
Distributions in excess of net investment income	(101,483)
Accumulated net realized loss from investment and foreign currency transactions	(23,322,540)
Net unrealized appreciation on investments and other assets and liabilities denominated in foreign currencies	7,420,552
Net Assets	$ 169,502,357
Net asset value per share based on 7,448,517 shares issued and outstanding	$ 22.76

See Notes to Financial Statements.

Aberdeen Latin America Equity Fund, Inc.	11

Statement of Operations

For the Year Ended December 31, 2016

Net Investment Income

Income
Dividends and other income (net of foreign withholding taxes of $357,450)	$ 4,577,514
Total Investment Income	4,577,514

Expenses
Investment advisory fee (Note 3)	1,368,082
Administration fee (Note 3)	235,473
Custodian’s fees and expenses	140,750
Directors’ fees and expenses	123,251
Independent auditors’ fees and expenses	72,857
Investor relations fees and expenses (Note 3)	63,070
Insurance expense	49,444
Reports to shareholders and proxy solicitation	44,228
Chilean repatriation taxes (Note 2)	37,511
Legal fees and expenses	36,981
Transfer agent’s fees and expenses	23,676
Miscellaneous	33,584
Total expenses	2,228,907
Less: Investment advisory fee waiver (Note 3)	(28,261)
Net expenses	2,200,646

Net Investment Income	2,376,868
Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Transactions
Net realized gain/(loss) from:
Investment transactions(a)	(11,040,108)
Foreign currency transactions	(238,765)
(11,278,873)
Net change in unrealized appreciation/(depreciation) on:
Investments (including $763 change in Chilean taxes on unrealized gains) (Note 2)	51,791,665
Foreign currency translation	303,616
52,095,281
Net realized and unrealized gain from investments and foreign currency related transactions	40,816,408
Net Increase in Net Assets Resulting from Operations	$ 43,193,276

(a) Includes realized gain portion of distributions from underlying private equity investments of $0.

See Notes to Financial Statements.

12	Aberdeen Latin America Equity Fund, Inc.

Statements of Changes in Net Assets

	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015

Increase/(Decrease) in Net Assets

Operations:
Net investment income	$ 2,376,868	$ 2,956,464
Net realized loss from investment and foreign currency related transactions	(11,278,873)	(6,380,118)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	52,095,281	(51,946,040)
Net increase/(decrease) in net assets resulting from operations	43,193,276	(55,369,694)

Distributions to Shareholders from:
Net investment income	(2,234,555)	(2,336,600)
Net decrease in net assets from distributions	(2,234,555)	(2,336,600)
Change in net assets resulting from operations	40,958,721	(57,706,294)

Net Assets:
Beginning of year	128,543,636	186,249,930
End of year (including (distributions in excess of net investment income)) of ($101,483) and ($90,790), respectively)	$ 169,502,357	$ 128,543,636

See Notes to Financial Statements.

Aberdeen Latin America Equity Fund, Inc.		13

Financial Highlights

	For the Fiscal Years Ended December 31,
	2016	2015		2014		2013		2012

PER SHARE OPERATING PERFORMANCE(a):
Net asset value per common share, beginning of year	$17.26	$25.00		$31.22		$40.22		$33.23
Net investment income	0.32	0.40		0.55		0.65		0.55
Net realized and unrealized gains/(losses) on investments and foreign currency transactions	5.48	(7.83)		(5.45)		(6.28)		8.05
Total from investment operations applicable to common shareholders	5.80	(7.43)		(4.90)		(5.63)		8.60
Dividends and distributions to common shareholders from:
Net investment income	(0.30)	(0.31)		(0.53)		(0.40)		(0.41)
Net realized gains	–	–		(0.79)		(2.97)		(1.20)
Total distributions	(0.30)	(0.31)		(1.32)		(3.37)		(1.61)
Net asset value per common share, end of year	$22.76	$17.26		$25.00		$31.22		$40.22
Market value, end of year	$19.79	$15.25		$22.58		$28.05		$36.24

Total Investment Return Based on(b):
Market value	31.68%	(30.95%	)	(14.78%	)	(13.38%	)	25.53%
Net asset value	33.81%	(29.42%	)(c)	(15.23%	)(c)	(13.13%	)(c)	26.20% (c)

Ratio to Average Net Assets/Supplementary Data:
Net assets, end of year (000 omitted)	$169,502	$128,544		$186,250		$232,531		$299,575
Average net assets applicable to common shareholders (000 omitted)	$161,113	$162,418		$228,971		$278,822		$277,904
Total expenses, net of fee waivers(d)	1.37%	1.39%		1.26%		1.12%		1.16%
Total expenses, excluding fee waivers(d)	1.38%	1.41%		1.28%		1.14%		1.18%
Total expenses, net of waivers and excluding taxes	1.34%	1.39%		1.26%		1.11%		1.14%
Net investment income(d)	1.48%	1.82%		1.80%		1.72%		1.48%
Portfolio turnover	10.71%	14.75%		13.58%		14.36%		16.47%

(a) Based on average shares outstanding.

(b) Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.

(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns based upon net asset value as reported.

(d) Ratios include the effect of Chilean taxes.

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

14	Aberdeen Latin America Equity Fund, Inc.

Notes to Financial Statements

December 31, 2016

1. Organization

Aberdeen Latin America Equity Fund, Inc. (the “Fund”) was incorporated in Maryland on April 17, 1990 and commenced investment operations on October 30, 1991. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a nondiversified closed-end management investment company. The Fund trades on the NYSE MKT under the ticker symbol “LAQ”.

The Fund seeks long-term capital appreciation by investing primarily in Latin American equity securities.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars. The accounting records of the Fund are maintained in U.S. Dollars.

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. “Fair Value” is defined in the Fund’s Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to contract at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider approved by the Fund’s Board of Directors (the “Board”). These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act, which has an objective to maintain a $1.00 per share net asset value (“NAV”), and which objective is not guaranteed. Registered investment companies are valued at their net asset value as reported by such company. Generally, these investment types are categorized as Level 1 investments.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved and established by the Board. A security that has been fair valued by the Fund’s Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

The Fund may also invest in a private equity private placement securities, which represented 0.03% of the net assets of the Fund as of December 31, 2016. The private equity private placement security in which the Fund is invested is deemed to be a restricted security. In the absence of a readily ascertainable market value, this security is valued at fair value as determined in good faith by, or under the direction of the Board, pursuant to valuation policies and procedures established by the Board. The Fund’s estimate of fair value assumes a willing buyer and a willing seller neither of whom are acting under the

Aberdeen Latin America Equity Fund, Inc.	15

Notes to Financial Statements (continued)

December 31, 2016

compulsion to buy or sell. Although this security may be resold in privately negotiated transactions, the price realized on such sale could differ from the price originally paid by the Fund or the current carrying values, and the difference could be material. This security is stated at fair value as determined by the Fund’s Pricing Committee by utilizing the net asset valuations provided by the underlying fund as a practical expedient. In determining the fair value of this investment, management uses the market approach which includes as the primary input the capital balance reported; however, adjustments to the reported capital balance may be made based on various factors, including, but not limited to, the attributes of the interest held, including the rights and obligations, and any restrictions or illiquidity of such interests, and the fair value of these private equity investments.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of December 31, 2016 in valuing the Fund’s investments and other financial instruments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1	Level 2	Level 3	Total
Long-Term Investments
Other	$169,148,351	$–	$–	$169,148,351
Short-Term Investment	1,690,509	–	–	1,690,509
Total	$170,838,860	$–	$–	$170,838,860
Private Equity (a)				46,580
Total Investments				$170,885,440

Amounts listed as “–” are $0 or round to $0.

(a)   Private Equity investments are measured at the net asset valuations, as a practical expedient for fair value, and are not required to be classified in the fair value hierarchy as per Accounting Standards Update 2015-07. The fair value amounts presented are intended to permit reconciliation to the total investment amount presented in the Portfolio of Investments.

For movements between the Levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each fiscal period. The utilization of valuation factors may result in transfers between Level 1 and Level 2. For the fiscal year ended December 31, 2016, there were no transfers between Levels 1, 2 or 3. For the fiscal year ended December 31, 2016, there were no significant changes to the fair valuation methodology.

16	Aberdeen Latin America Equity Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2016

b. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities – at the current daily rates of exchange; and

(ii) purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

c. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

d. Distributions:

The Fund records dividends and distributions payable to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These book basis/tax basis (“book/tax”) differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.

e. Federal Income Taxes:

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended December 31 are subject to such review.

f. Foreign Withholding Tax:

Income received by the Fund from sources within certain Latin American countries may be subject to withholding and other taxes imposed by such countries. Also, certain Latin American countries impose taxes on funds remitted or repatriated from such countries.

Aberdeen Latin America Equity Fund, Inc.	17

Notes to Financial Statements (continued)

December 31, 2016

The Fund incurs foreign Chilean taxes on income as well as realized gains generated from Chilean securities with no Chilean market presence. In order to have “market presence,” a Chilean security must have either: (i) transactions greater than or equal to 1,000 Chilean UF (Unidad de Fomentos, a unit of account used in Chile) in 25% or more of the last 180 days; or (ii) a “market maker” acting in accordance with General Regulation No. 327 of the Superintendencia de Valores y Seguros, the primary Chilean securities and insurance supervisor. For the fiscal year ended December 31, 2016, the Fund incurred $37,511 of such expenses. The Fund also accrues foreign Chilean taxes on securities with little to no Chilean market presence in an amount equal to what the Fund would owe if the securities were sold and the proceeds repatriated on the valuation date as a liability and reduction of unrealized gains. For the fiscal year ended December 31, 2016, the Fund accrued $763 of such expense.

g. Partnership Accounting Policy:

The Fund records its pro-rata share of the income/(loss) and capital gains/(losses) allocated from the private equity investments, which are classified as partnerships, and adjusts the cost of the underlying partnerships accordingly. These amounts are included in the Fund’s Statement of Operations.

h. Repurchase Agreements:

The Fund may enter into a repurchase agreement under the terms of a Master Repurchase Agreement. It is the Fund’s policy that its custodian/counterparty segregates the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. Under the Master Repurchase Agreement, if the counterparty defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited. Repurchase agreements are subject to contractual netting arrangements with the Fund’s repurchase agreement counterparty, Fixed Income Clearing Corp. To the extent a Fund enters into repurchase agreements, additional information on individual repurchase agreements is included in the Statement of Investments.

3. Agreements and Transactions with Affiliates

a. Investment Adviser:

Aberdeen Asset Managers Limited (“AAML” or the “Adviser”) serves as the Fund’s investment adviser with respect to all investments. AAML is a direct wholly-owned subsidiary of Aberdeen Asset Management PLC. AAML receives, as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.00% of the first $100 million of the Fund’s average weekly market value or net assets (whichever is lower), 0.90% of the next $50 million and 0.80% of amounts above $150 million. AAML has agreed to contractually waive 0.02% of its annual advisory fee in an advisory fee waiver agreement (“Waiver Agreement”). The Waiver Agreement may not be terminated prior to the end of the current term of the advisory agreement without the prior approval of the Fund’s Board of Directors, including a majority of the Directors of the Fund who are not “interested persons,” as such term is defined in the 1940 Act (the “Independent Directors”). For the fiscal year ended December 31, 2016, AAMI earned $1,386,082 for advisory services, of which AAML waived $28,261.

b. Fund Administration:

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the Adviser, is the Fund’s Administrator, pursuant to an agreement under which AAMI receives a fee payable quarterly by the Fund, at an annual fee rate of 0.08% of the Fund’s average monthly Managed Assets. For the fiscal year ended December 31, 2016, AAMI earned $128,887 from the Fund for administration services.

BTG Pactual Chile S.A. Administradora de Fondos de Inversion de Capital Extranjero (formerly, Celfin Capital S.A. Administradora de Fondos de Capital Extranjero) (“The BTG Pactual Chile”) serves as the Fund’s Chilean administrator. For its services, BTG Pactual Chile is paid an annual fee by the Fund equal to the greater of 2,000 Unidad de Fomentos (“U.F.”) or 0.10% of the Fund’s average weekly market value or net assets invested in Chile (whichever is lower) and an annual reimbursement of out-of pocket expenses not to exceed 500 U.F. In addition, an accounting fee is also paid to BTG Pactual Chile. For the fiscal year ended December 31, 2016, the administration fees and accounting fees earned by BTG Pactual Chile from the Fund amounted to $98,508 and $8,078, respectively.

c. Investor Relations:

Under the terms of the Investor Relations Services Agreement, AAMI provides and/or engages third parties to provide investor relations services to the Fund and certain other funds advised by AAML or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, investor relations services fees are limited by AAMI so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average weekly net assets. Any difference between the capped rate of 0.05% of the Fund’s average weekly net assets and the Fund’s Portion is paid for by AAMI.

Pursuant to the terms of the Investor Relations Services Agreement, AAMI, among other things, provides objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations

18	Aberdeen Latin America Equity Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2016

representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

During the fiscal year ended December 31, 2016, the Fund incurred investor relations fees of approximately $62,121. For the fiscal year ended December 31, 2016, AAMI did not waive any investor relations fees because the Fund did not reach the capped amount. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

d. Directors’ Purchase Plan:

Fifty percent (50%) of the annual retainer of the Independent Directors is invested in Fund shares and, at the option of each Independent Director, up to 100% of the annual retainer can be invested in shares of the Fund. During the fiscal year ended December 31, 2016, 2,046 shares were purchased pursuant to the Directors’ compensation plan. As of December 31, 2016, the Directors as a group owned less than 1% of the Fund’s outstanding shares.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the fiscal year ended December 31, 2016, were $18,716,251 and $16,978,802, respectively.

5. Capital

The authorized capital of the Fund is 100 million shares of $0.001 par value common stock. As of December 31, 2016, there were 7,448,517 shares of common stock issued and outstanding.

6. Private Equity Investments

Certain of the Fund’s investments, listed in the chart below, are restricted as to resale and are valued at fair value as determined in good faith by, or under the direction of, the Board under procedures established by the Board in the absence of readily ascertainable market values.

Security(1)	Acquisition Date(s)	Total Commitment	Cost	Fair Value At 12/31/16	Percent of Net Assets	Cumulative Distributions Received(3)
Emerging Markets Ventures I, L.P.(2)	01/22/98 – 01/10/06	$2,500,000	$762,816	$46,580	0.03	$2,581,622
Total		$2,500,000	$762,816	$46,580	0.03	$2,581,622

(1)  Emerging Markets Ventures I, L.P. is in liquidation.

(2)  Emerging Markets Ventures I, L.P. has open commitments of $262,708.

(3)  Cumulative Distributions include distributions received from Income, realized gains or return of capital. Distributions from return of capital will reduce the cost basis of the security.

The Fund may incur certain costs in connection with the disposition of the above securities.

7. Open Market Repurchase Program

The Board has authorized, but does not require, Fund management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares, in accordance with Rule 10b-18 under the Securities Exchange Act of 1934, as amended, and other applicable federal securities laws. Such purchases may be made when, in the reasonable judgment of Fund management, such repurchases may enhance shareholder value. The Fund reports repurchase activity on the Fund’s website on a monthly basis. For the fiscal year ended December 31, 2016 and the fiscal year ended December 31, 2015, the Fund did not repurchase shares through this program.

8. Portfolio Investment Risks

a. Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment

Aberdeen Latin America Equity Fund, Inc.	19

Notes to Financial Statements (continued)

December 31, 2016

opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

b. Risks Associated with Latin American Markets:

The Latin American securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the securities of many companies in Latin American countries may be held by a limited number of persons, which may limit the number of securities available for investment by the Fund. The limited liquidity of Latin American country securities markets may also affect the Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so.

c. Risks of Concentrating Investments in Brazil:

The Fund’s performance will be influenced by political, social and economic factors affecting Brazil. Special risks include exposure to currency fluctuations, less liquidity, less developed or efficient trading markets, lack of comprehensive company information, political instability and differing accounting and legal standards. Because the Fund’s investments are concentrated in Brazil, the Fund’s performance could be more volatile than that of more geographically diversified funds.

As an emerging market, the Brazilian market tends to be more volatile than the markets of more mature economies, and generally has a less diverse and less mature economic structure and a less stable political system than those of developed countries. Certain political, economic, legal and currency risks have contributed to a high level of price volatility in the Brazilian equity and currency markets and could adversely affect investments in the Fund. Brazil has historically experienced high rates of inflation and may continue to do so. Inflationary pressures may slow the rate of growth of the Brazilian economy and may lead to further government intervention in the economy, which could adversely affect the fund’s investments. Brazil continues to suffer from chronic structural public sector deficits. Unanticipated political or social developments may result in increased volatility in the Fund’s share price and sudden and significant investment losses.

d. Risks of Investing in Mexico:

Investment in Mexican issuers involves risks that are specific to Mexico, including regulatory, political and economic risks. The Mexican economy, among other things, is dependent upon external trade with other economies, specifically with the U.S. As a result, Mexico is dependent on, among other things, the U.S. economy and any change in the price or demand for Mexican exports may have an adverse impact on the Mexican economy. Recently, Mexico has experienced an outbreak of violence related to drug trafficking. Incidents involving Mexico’s security may have an adverse effect on the Mexican economy and cause uncertainty in its financial markets. In the past, Mexico has experienced high interest rates, economic volatility and high unemployment rates.

e. Risks Associated with Restricted Securities:

The Fund, subject to local investment limitations, may invest up to 10% of its assets (at the time of commitment) in illiquid equity securities, including securities of private equity funds (whether in corporate or partnership form) that invest primarily in emerging markets. When investing through another investment fund, the Fund will bear its proportionate share of the expenses incurred by that underlying fund, including management fees. Such securities are expected to be illiquid and may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the private equity funds may take longer to liquidate than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be substantially less than those originally paid by the Fund or the current carrying values and these differences could be material. Further, companies whose securities are not publicly traded may not be subject to the disclosures and other investor protection requirements applicable to companies whose securities are publicly traded.

f. Sector Risk:

To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Consumer Staples Sector Risk. To the extent the consumer staples sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. The consumer staples sector may be affected by the regulation of various product components and production methods, marketing campaigns and other factors affecting consumer demand. Tobacco companies, in particular, may be adversely affected by new laws, regulations and litigation. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.

20	Aberdeen Latin America Equity Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2016

Financial Sector Risk. To the extent that the financials sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.

9. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

10. Tax Information

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of December 31, 2016 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$163,377,767	$35,838,383	$(28,330,710)	$7,507,673

Income and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. The tax character of distributions paid during the fiscal years ended December 31, 2016 and December 31, 2015 was as follows:

	December 31, 2016	December 31, 2015
Distributions paid from:
Ordinary Income	$2,234,555	$2,336,600
Net long-term capital gains	–	–
Total tax character of distributions	$2,234,555	$2,336,600

As of December 31, 2016, the components of accumulated earnings on a tax basis were as follows:

Capital loss carryforward	$(22,930,401)
Qualified late-year loss deferrals	(409,081)
Dividends payable	(180,848)
Unrealized appreciation/(depreciation)	7,516,859*
Total accumulated earnings/(losses) – net	$(16,003,471)

*     The tax basis of components of distributable earnings differs from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily timing differences due to dividends payable, wash sales, foreign currency contracts, passive foreign investment companies and partnership adjustments.

For the year ended December 31, 2016, the Fund deferred qualified late year losses of $(409,081). Under federal tax law, qualified late year losses realized from investment income transactions after October 31 may be deferred and treated as occurring in the following year.

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the table below details the necessary reclassifications, which are a result of permanent differences primarily attributable to foreign currency gains and losses and Chilean Tax accruals. These reclassifications have no effect on net assets or net asset values per share.

Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss from Investments and Foreign Currency Transactions	Paid in Capital in Excess of Par
$(153,006)	$238,765	$(85,759)

Aberdeen Latin America Equity Fund, Inc.	21

Notes to Financial Statements (concluded)

December 31, 2016

11. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of December 31, 2016 other than the subsequent event listed below.

The Fund’s Board voted to amend Article 2.6 of the Fund’s Amended and Restated By-laws effective January 15, 2017. Article 2.6, as amended, provides the chairman of a shareholder meeting the authority to adjourn an inquorate meeting, which is an authority previously held only by the stockholders entitled to vote at the meeting who are present in person or represented by proxy.

22	Aberdeen Latin America Equity Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of the
Aberdeen Latin America Equity Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Aberdeen Latin America Equity Fund, Inc. (the “Fund”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, broker, and venture capital issuers, provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania
February 27, 2017

Aberdeen Latin America Equity Fund, Inc.	23

Federal Tax Information: Dividends and Distributions (unaudited)

The following information is provided with respect to the distributions paid by the Fund during the fiscal year ended December 31, 2016:

Payable Date	Total Cash Distribution	Long-Term Capital Gain	Tax Return of Capital	Net Ordinary Dividend	Foreign Taxes Paid(1)	Gross Ordinary Dividend	Qualified Dividends(2)	Foreign Source Income
1/11/17	0.300000	—	—	0.300000	0.045368	0.345368	0.3097027	0.299451

(1)

The foreign taxes paid represent taxes incurred by the Fund on interest received from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

(2)	The Fund hereby designates the amount indicated above or the maximum amount of qualified dividends allowable by law.

Supplemental Information (unaudited)

Board Approval of Investment Advisory Agreement

The Investment Company Act of 1940 (the “1940 Act”) and the terms of the investment advisory agreement (the “Advisory Agreement”) between the Aberdeen Latin America Equity Fund, Inc. (the “Fund”) and Aberdeen Asset Managers Limited (the “Adviser”) require that, the Advisory Agreement be approved annually at an in-person meeting by the Board of Directors (the “Board”), including a majority of the Directors who have no direct or indirect interest in the Advisory Agreement and are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Directors”).

At its in-person meeting on December 13, 2016, the Board voted unanimously to renew the Advisory Agreement between the Fund and the Adviser. In considering whether to approve the renewal of the Fund’s Advisory Agreement, the Board members received and considered a variety of information provided by the Adviser relating to the Fund, the Advisory Agreement and the Adviser, including comparative performance, fee and expense information of a peer group of funds selected by Strategic Insight Mutual Fund Research and Consulting, LLC (“SI”), an independent third-party provider of investment company data, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser under the Advisory Agreement. The Board’s materials also included: (i) information on the investment performance of the Fund and the performance of a peer group of funds and the Fund’s performance benchmark; (ii) information on the Fund’s advisory fees and other expenses, including information comparing the Fund’s expenses to those of a peer group of funds and information about any applicable expense limitations and fee

“breakpoints”; (iii) information about the profitability of the Advisory Agreement to the Adviser; (iv) a report prepared by the Adviser in response to a request submitted by the Independent Directors’ independent legal counsel on behalf of such Directors; and (v) a memorandum from the Independent Directors’ independent legal counsel on the responsibilities of the Board of Directors in considering approval of the investment advisory arrangement under the 1940 Act and Maryland law.

The Independent Directors were advised by separate independent legal counsel throughout the process. The Independent Directors also consulted in executive sessions with counsel to the Independent Directors regarding consideration of the renewal of the Advisory Agreement. In considering whether to approve the continuation of the Advisory Agreement, the Board, including the Independent Directors, did not identify any single factor as determinative. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Board, including the Independent Directors, in connection with its approval of the continuation of the Advisory Agreement included the factors listed below.

The Board also considered other matters such as: (i) the Adviser’s financial results and financial condition, (ii) the Fund’s investment objective and strategy, (iii) the Adviser’s investment personnel and operations, (iv) the procedures employed to determine the value of the Fund’s assets, (v) the allocation of the Fund’s brokerage, and the use, if any, of “soft” commission dollars to pay the Fund’s expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Fund’s investment

24	Aberdeen Latin America Equity Fund, Inc.

Supplemental Information (unaudited) (continued)

policies and restrictions, policies on personal securities transactions and other compliance policies, and (vii) possible conflicts of interest. Throughout the process, the Board members were afforded the opportunity to ask questions of and request additional information from management.

In addition to the materials requested by the Board in connection with its consideration of the renewal of the Advisory Agreement, it was noted that the Board received materials in advance of each regular quarterly meeting that provided information relating to the services provided by the Adviser.

As part of their deliberations, the Board members considered the following:

The nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Board considered the nature, extent and quality of the services provided by the Adviser to the Fund and the resources dedicated to the Fund by the Adviser and its affiliates. The Board reviewed, among other things, the Adviser’s investment experience. The Board received information regarding the Adviser’s compliance with applicable laws and SEC and other regulatory inquiries or audits of the Fund and the Adviser. The Board also considered the background and experience of the Adviser’s senior management personnel and the qualifications, background and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management services for the Fund. In addition, the Board considered the financial condition of the Adviser and the Adviser’s ability to provide a high level and quality of service to the Fund. The Board also considered information received from the Fund’s Chief Compliance Officer regarding the Adviser’s compliance policies and procedures. The Board also took into account the Adviser’s risk management processes. The Board considered the Adviser’s brokerage policies and practices. Management reported to the Board on, among other things, its business activities and organizational changes. The Directors also took into account their knowledge of management and the quality of the performance of management’s duties through Board meetings, discussion and reports during the preceding year.

Investment performance of the Fund and the Adviser. The Board received and reviewed with management, among other performance data, information compiled by SI as to the Fund’s total return, as compared to the funds in the Fund’s Morningstar category (the “Morningstar Group”). Additionally, because of the limited number of funds in the Fund’s Morningstar Group, the Fund’s performance was also compared against a peer group consisting of other comparable closed-end funds (the “Peer Group”).

The Board received and considered: information for the Fund’s total return on a gross and net basis and relative to the Fund’s benchmark; the Fund’s share performance and premium/discount information; and the impact of foreign currency movements on the Fund’s performance. The Board also received and reviewed information as to the Fund’s total return against its Morningstar Group average and other comparable Aberdeen-managed funds and segregated accounts. The Board considered management’s discussion of the factors contributing to differences in performance, including differences in the investment strategies of each of these other funds and accounts. The Board also reviewed information as to the Fund’s discount/premium ranking relative to its Morningstar Group. The Board took into account management’s discussion of the Fund’s performance.

The costs of the services provided and profits realized by the Adviser and its affiliates from their relationships with the Fund. The Board reviewed with management the effective annual management fee rate paid by the Fund to the Adviser for investment management services. Additionally, the Board received and considered information compiled at the request of the Fund by SI, comparing the Fund’s effective annual management fee rate with the fees paid by the Peer Group. The Board also took into account the management fee structure, including that management fees for the Fund were based on the Fund’s total managed assets. Management noted that due to the unique strategy and structure of the Fund, Aberdeen currently does not have any closed-end funds that are directly comparable to the Fund. Management provided to the Board the annual fee schedules, payable monthly, for each US closed-end, country-specific equity fund managed by AAML. Although there were no other substantially similar Aberdeen-advised US vehicles against which to compare advisory fees, the Adviser provided information for other Aberdeen products with similar investment strategies to those of the Fund where available. In evaluating the Fund’s advisory fees, the Board took into account the demands, complexity and quality of the investment management of the Fund.

In addition to the foregoing, the Board considered the Fund’s fees and expenses as compared to its Peer Group, consisting of closed-end funds in the Fund’s Morningstar expense category as compiled by SI.

Economies of Scale. The Board took into account management’s discussion of the Fund’s management fee structure. The Board determined that the management fee structure for the Fund was reasonable and reflected economies of scale being shared between each of the Fund and the Adviser and that an increase in the size of the Fund’s portfolio would add to these economies of scale. This determination was based on various factors, including that the Fund’s

Aberdeen Latin America Equity Fund, Inc.	25

Supplemental Information (unaudited) (concluded)

management fee schedule provides breakpoints at higher asset levels to adjust for anticipated economies in the event of asset increase, and how the Fund’s management fees compare relative to its Peer Group at higher asset levels.

The Board also considered other factors, which included but were not limited to the following:

•     the effect of any market and economic volatility on the performance, asset levels and expense ratios of the Fund.

•     whether the Fund has operated in accordance with its investment objective, the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Adviser.

•     the nature, quality, cost and extent of administrative services performed by Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the Adviser, under a separate agreement covering administrative services.

•     so-called “fallout benefits” to the Adviser or AAMI, such as the benefits of research made available to AAMI by reason of brokerage commissions generated by the Fund’s securities transactions or reputational and other indirect benefits. The Board considered any possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

* * *

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that renewal of the Advisory Agreement would be in the best interest of the Fund and its shareholders. Accordingly, the Board, and the Board’s Independent Directors voting separately, approved the Fund’s Advisory Agreement for an additional one-year period.

26	Aberdeen Latin America Equity Fund, Inc.

Management of the Fund (unaudited)

The names of the Directors and Officers of the Fund, their addresses, years of birth, and principal occupations during the past five years are provided in the tables below. Directors that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund or the Fund’s investment adviser are included in the table below under the heading “Interested Directors.” Directors who are not interested persons, as described above, are referred to in the table below under the heading “Independent Directors.”

Board of Directors Information
As of December 31, 2016

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director
Independent Directors

Enrique R. Arzac c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1941	Chairman of the Board of Directors, Nominating Committee Chairman and Audit and Valuation Committee Member	Since 1996; Chairman since 2005; current term ends at the 2018 annual meeting	Mr. Arzac is currently a Professor Emeritus of Finance and Economics at the Graduate School of Business at Columbia University (education) since 2015. Previously, he was a Professor of Finance and Economics at the Graduate School of Business at Columbia University from 1971 to 2015. Director of Aberdeen Asia-Pacific Income Investment Company Limited.	5

Director of Adams Diversified Equity Fund, Inc. since 1983; Director of Adams Natural Resources Fund, Inc. since 1987; Director of Mirae Asset Discovery Funds (7) since 2010; Director of Credit Suisse Funds (9) since 1990; Director of Credit Suisse High Yield Bond Fund, Inc. since 2001; Director of Credit Suisse Asset Management Income Fund, Inc. since 1990; Director of Epoch Holding Corporation (2006-2013).

James Cattano 1366 Wood Duck Trail Naples, FL 34108 Year of Birth: 1943	Director, Audit and Valuation Committee Chairman and Nominating and Cost Review Committee Member	Since 1990; current term ends at the 2017 annual Meeting	Mr. Cattano has been the President of Costal Trade Corporation (international commodity trade) since October 2011	5	Director of Credit Suisse Asset Management Income Fund, Inc. since 2006 and Director of Credit Suisse High Yield Bond Fund since 2006.

Lawrence J. Fox c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1943	Director, Nominating Committee Member	Since 2006; current term ends at the 2018 annual Meeting	Mr. Fox has been a Partner at Drinker Biddle & Reath LLP (law firm) since 1972.** He has also been a Lecturer at Yale Law School (education) since 2009.	4	Director of Credit Suisse Asset Management Income Fund, Inc. since 1990; Director of Credit Suisse High Yield Bond Fund since 2001; and Director of Dynasil Corp of America since 2011.

Aberdeen Latin America Equity Fund, Inc.	27

Management of the Fund (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

Steven Rappaport c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1948	Director, Audit and Valuation, Nominating, and Cost Review Committee Member	Since 2005; current term ends at the 2019 annual meeting	Mr. Rappaport has been a Partner of Lehigh Court, LLC (private investment firm) and RZ Capital LLC (private investment firm) since 2004. He is also a Director of Backstage LLC (publication) since 2013.	23

Director of iCAD, Inc., since 2006; Director of Credit Suisse Funds (9) since 1999; Director of Credit Suisse Asset Management Income Fund, Inc. since 2005 and Director of Credit Suisse High Yield Bond Fund, Inc. since 2005; Director of Credit Suisse NEXT Fund since 2013; Director of Backstage LLC since 2013; Director of Wood Resourves (2007-2013); Director of Credit Suisse Park View Fund (2014-2016); Director of Presstek, Inc. (2003-2012).

*

Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Singapore Fund, Inc., Aberdeen Japan Equity Fund, Inc., The Asia-Tigers Fund, Inc., The India Fund, Inc., Aberdeen Greater China Fund, Inc., Aberdeen Investment Funds (which currently consists of 4 portfolios) and Aberdeen Funds (which currently consists of 18 portfolios) have a common investment manager and/or investment adviser, or an investment adviser that is affiliated with the Investment Adviser, and may thus be deemed to be part of the same “Fund Complex” as the Fund.

**	Subsequent to December 31, 2016, Mr. Fox retired from his position as a Partner at Drinker Biddle & Reath LLP.

Information Regarding Officers who are not Directors

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers

Christian Pittard* c/o Aberdeen Asset Managers Limited Bow Bells House 1 Bread Street London, United Kingdom EC4M9HH Year of Birth: 1973	Chief Executive Officer and President	Since July 2009

Currently, Group Head of Product Opportunities of Aberdeen Asset Management PLC. Previously, Director and Vice President (2006-2008), Chief Executive Officer (from October 2005 to September 2006) and employee (since 2005) of Aberdeen Asset Management Inc.

Jeffrey Cotton* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1977	Chief Compliance Officer, Vice President – Compliance	Since March 2011	Currently, Director, Vice President and Head of Compliance –Americas for Aberdeen Asset Management Inc. Mr. Cotton joined Aberdeen in 2010.

28	Aberdeen Latin America Equity Fund, Inc.

Management of the Fund (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Andrea Melia* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1969	Treasurer and Chief Financial Officer	Since November 2009	Currently, Vice President and Head of Fund Administration – US for Aberdeen Asset Management Inc. Ms. Melia joined Aberdeen Asset Management in September 2009.

Megan Kennedy* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Secretary and Vice President	Since July 2009	Currently, Head of Product Management for AAMI since 2009. Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator.

Alan Goodson* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1974	Vice President	Since July 2009

Currently, Director, Vice President and Head of Product-US, overseeing Product Management, Product Development and Investor Services for Aberdeen’s registered and unregistered investment companies in the United States and Canada. Mr. Goodson joined Aberdeen in 2000.

Bev Hendry* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1953	Vice President	Since July 2014

Currently, Chief Executive Officer – Americas for Aberdeen Asset Management Inc. Mr. Hendry first joined Aberdeen in 1987 and helped establish Aberdeen’s business in the Americas in Fort Lauderdale. Mr. Hendry left Aberdeen in 2008 when the company moved to consolidate its headquarters in Philadelphia. Mr. Hendry re-joined Aberdeen from Hansberger Global Investors in Fort Lauderdale where he worked for six years as Chief Operating Officer.

Joanne Irvine* c/o Aberdeen Asset Managers Limited Bow Bells House 1 Bread Street London, United Kingdom EC4M9HH Year of Birth: 1968	Vice President	Since July 2009	Currently, Head of Emerging Markets Ex. Asia on the global emerging markets equities team in London, England since 1997. Ms. Irvine joined Aberdeen in 1996 in a group development role.

Devan Kaloo* c/o Aberdeen Asset Managers Limited Bow Bells House 1 Bread Street London, United Kingdom EC4M9HH Year of Birth: 1972	Vice President	Since July 2009

Currently, Head of Equities for Aberdeen Asset management PLC since 2016. Previously, he was the Head of Global Emerging Markets from 2005 to 2016. Mr. Kaloo joined Aberdeen in 2000 on the Asian portfolio team before becoming responsible for the Asian ex Japan region as well as regional portfolios within emerging market mandates and technology stocks.

Jennifer Nichols* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1978	Vice President	Since July 2009

Currently, Global Head of Legal for Aberdeen Asset Management PLC since 2012. Ms. Nichols serves as a Director and Vice President for AAMI since 2010.She previously served as Head of Legal – Americas from 2010-2012. She joined AAMI in October 2006.

Aberdeen Latin America Equity Fund, Inc.	29

Management of the Fund (unaudited) (concluded)

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Nick Robinson* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1978	Vice President	Since June 2011

Currently, a Senior Investment Manager for Aberdeen Asset Managers Limited since 2016. Previously, he was a Director and Head of Brazilian Equities, of Aberdeen’s operations in São Paulo from 2009 to 2016.

Lucia Sitar* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1971	Vice President	Since July 2009	Currently, Vice President and Managing U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007 as U.S. Counsel.

Hugh Young** c/o Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1958	Vice President	Since July 2009

Mr. Young is currently a member of the Executive Management Committee and Director of Aberdeen Asset Management PLC since 1991 and 2011, respectively. He has been Managing Director of Aberdeen Asset Management Asia Limited (“AAMAL”), since 1991.

Sharon Ferrari* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1977	Assistant Treasurer	Since June 2011	Currently, Senior Fund Administration Manager – US for Aberdeen Asset Management Inc. She joined Aberdeen Asset Management Inc. as a Senior Fund Administrator in 2008.

Heather Hasson* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1982	Assistant Secretary	Since March 2012	Currently, Senior Product Manager for Aberdeen Asset Management Inc. Ms. Hasson joined AAMI as a Fund Administrator in November 2006.

*

As of December 31, 2016, Messrs. Pittard, Cotton, Goodson, Hendry, Kaloo, and Robinson and Mses. Nichols, Irvine, Melia, Kennedy, Sitar, Ferrari and Hasson hold officer position(s) in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Singapore Fund Inc., Aberdeen Japan Equity Fund, Inc., The India Fund Inc., The Asia-Tigers Fund Inc., Aberdeen Greater China Fund, Inc., Aberdeen Investment Funds (currently consists of 4 funds) and the Aberdeen Funds (currently consists of 18 funds) each of which may also be deemed to be a part of the same “Fund Complex.”

**

Mr. Young serves as an Interested Director on the Aberdeen Australia Equity Fund, Inc. and The India Fund, Inc., each of which has a common investment manager and/or Investment Adviser with the Fund, or an investment adviser that is affiliated with the investment manager and Investment Adviser with the Fund, and may thus be deemed to be part of the same “Fund Complex” as the Fund.

30	Aberdeen Latin America Equity Fund, Inc.

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Corporate Information

Directors

Enrique R. Arzac, Chairman

James J. Cattano

Lawrence J. Fox

Steven N. Rappaport

Officers

Christian Pittard, Chief Executive Officer and President

Jeffrey Cotton, Vice President and Chief Compliance Officer

Andrea Melia, Treasurer and Chief Financial Officer

Megan Kennedy, Vice President and Secretary

Alan Goodson, Vice President

Bev Hendry, Vice President

Joanne Irvine, Vice President

Devan Kaloo, Vice President

Jennifer Nichols, Vice President

Nick Robinson, Vice President

Lucia Sitar, Vice President

Hugh Young, Vice President

Sharon Ferrari, Assistant Treasurer

Heather Hasson, Assistant Secretary

Investment Adviser

Aberdeen Asset Managers Limited
Bow Bells House
1 Bread Street
London, United Kingdom
EC4M 9HH

Custodian

State Street Bank and Trust Company
1 Heritage Drive, 3rd Floor
North Quincy, MA 02171

U.S. Administrator

Aberdeen Asset Management, Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Chilean Administrator

BTG Pactual Chile S.A.
Administradora de Fondos de Inversion de Capital Extranjero
Apoquindo 3721, Piso 19
Santiago, Chile

Transfer Agent

Computershare Trust Company, N.A.
P.O. Box 30170

College Station, TX 7842-3170

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
2001 Market Street
Philadelphia, PA 19103

Legal Counsel

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019

Investor Relations

Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103
1-800-522-5465
InvestorRelations@aberdeen-asset.com

Aberdeen Asset Managers Limited

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Latin America Fund, Inc. are traded on the NYSE MKT Equities Exchange under the symbol “LAQ”. Information about the Fund’s net asset value and market price is available at www.aberdeenlaq.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Latin America Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

Closed-end funds are traded on the secondary market through one of the stock exchanges. The Fund’s investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the fund’s portfolio. There is no assurance that the Fund will achieve its investment objective. Past performance does not guarantee future results. Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks may be enhanced in emerging market countries. Concentrating investments in the Asia-Pacific region subjects the fund to more volatility and greater risk of loss than geographically diverse funds.

Aberdeen Asset Management (AAM) is the marketing name in the U.S. for the following affiliated, registered investment advisers: Aberdeen Asset Management Inc., Aberdeen Asset Managers Ltd, Aberdeen Asset Management Ltd and Aberdeen Asset Management Asia Ltd, each of which is wholly owned by Aberdeen Asset Management PLC. “Aberdeen” is a U.S. registered service trademark of Aberdeen Asset Management PLC.

LAQ-Annual

Item 2 - Code of Ethics.

As of December 31, 2016, the Registrant had adopted a Code of Ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).  During the period covered by this report, there were no material changes to the Code of Ethics.  During the period covered by this report, there were no waivers to the provisions of the Code of Ethics.  A copy of the Code of Ethics has been filed as an exhibit to this Form N-CSR.

Item 3 - Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that Enrique R. Arzac and Steven N. Rappaport, both members of the Registrant’s Audit and Valuation Committee, possess the attributes, and have acquired such attributes through means, identified in instruction 2 of Item 3 to Form N-CSR to each qualify as an “audit committee financial expert,” and has designated Mr. Arzac and Mr. Rappaport as the Audit and Valuation Committee’s financial experts. Each of Mr. Arzac and Mr. Rappaport is considered to be an “independent” Director, as such term is defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4 - Principal Accountant Fees and Services.

(a)         through (d).  Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees	(b) Audit Related Fees	(c) [1] Tax Fees	(d) All Other Fees
December 31, 2016	$46,000	$0	$9,857	$0
December 31, 2015	$45,000	$0	$9,570	$0

(1)         Services include tax services in connection with the Registrant’s excise tax calculations and review of the Registrant’s applicable tax returns.

(e)        Below are the Registrant’s Pre-Approval Policies and Procedures

(1)         The Registrant’s Audit and Valuation Committee (the “Committee”) has adopted a Charter that provides that the Committee shall annually select, retain or terminate the Fund’s independent auditor and, in connection therewith, to evaluate the terms of the engagement (including compensation of the independent auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Registrant’s investment adviser or any sub-adviser, and to receive the independent auditor’s specific representations as to their independence, delineating all relationships between the independent auditor and the Registrant, consistent with the PCAOB Rule 3526 or any other applicable auditing standard.  PCAOB Rule 3526 requires that, at least annually, the auditor: (1) disclose to the Committee in writing all relationships between the auditor and its related entities and the Fund and its related entities that in the auditor’s professional judgment may reasonably be thought to bear on independence; (2) confirm in the letter that, in its professional judgment, it is independent of the Fund within the meaning of the Securities Acts administered by the SEC; and (3) discuss the auditor’s independence with the audit committee. The Committee is responsible for actively engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the independent auditor.  The Committee Charter also provides that the Committee shall review in advance, and consider approval of, any and all proposals by Management or the Registrant’s investment adviser that the Registrant, the investment adviser or their affiliated persons, employ the independent auditor to render “permissible non-audit services” to the Registrant and to consider whether such services are consistent with the independent auditor’s independence. The Committee may delegate to one or more of its members (“Delegates”) authority to pre-approve permissible non-audit services to be provided to the Fund. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. The Committee shall communicate any pre-approval made by it or a Delegate to the Adviser, who will ensure that the appropriate disclosure is made in the Fund’s periodic reports required by Section 30 of the Investment Company Act of 1940, as amended, and other documents as required under the federal securities laws.

(2)         None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit and Valuation Committee pursuant to Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f)         Not Applicable.

(g)        Non-Audit Fees

The aggregate fees billed by PricewaterhouseCoopers (“PwC”) for non-audit services rendered to the Registrant and its investment adviser, Aberdeen Asset Managers Limited, and any entity controlling, controlled by, or under common control with the Investment Adviser that provided ongoing services to the Registrant (“Covered Service Providers”) for the fiscal year ended December 31, 2016 was $39,357.  The aggregate fees billed by PwC for non-audit services rendered to the Registrant, the Investment Adviser and any Covered Service Providers for the fiscal year ended December 31, 2015 was $11,070.

(h)       The Registrant’s Audit and Valuation Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence and has concluded that it is.

Item 5 –          Audit Committee of Listed Registrants.

(a)         The Registrant has a separately-designated standing Audit and Valuation Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)).

For the fiscal year ended December 31, 2016, the Audit and Valuation Committee members were:

Enrique R. Arzac

James J. Cattano

Steven N. Rappaport

(b)               Not applicable.

Item 6 - Schedule of Investments.

(a) Included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant’s Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Investment Adviser, provided that the Registrant’s Board of Directors has the opportunity to periodically review the Investment Adviser’s proxy voting policies and material amendments thereto.

The proxy voting policies of the Registrant are included herewith as Exhibit (c) and policies of the Investment Adviser are included as Exhibit (d).

Item 8 - Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The information in the table below is as of March 9, 2017.

Individual & Position	Services Rendered	Past Business Experience
Devan Kaloo Head of Equities	Responsible for global emerging market equity portfolio management

Currently Head of Equities, responsible for the London and Sao Paulo based Global Emerging Markets Equity team, which manages EMEA and Latin America equities, and has oversight of Global Emerging Markets input from the Asia team based in Singapore, with whom he works closely. Prior to that he joined Aberdeen’s Singapore based Asian equities team in 2000.

Joanne Irvine Head of Emerging Markets ex Asia	Responsible for global emerging market equity portfolio management

Currently Head of Emerging Markets (ex-Asia) on the Global Emerging Markets Equity team in London. She joined Aberdeen in 1996 in a group development role, and moved to the Global Emerging Markets Equity team in 1997.

Brunella Isper Investment Manager	Responsible for global emerging market equity portfolio management	Currently an Investment Manager on the Global Emerging Markets Equity Team. She joined Aberdeen in 2010 from Bresser Asset Management where she worked as an Equity Research Analyst.
Eduardo Figueiredo Investment Manager	Responsible for global emerging market equity portfolio management

Currently an Investment Manager, on the Global Emerging Markets Equity Team. Prior to joining Aberdeen Asset Management in February 2011, he worked for five years at Maua Sekular Investimentos, a Brazilian hedge fund. After his first 3 years as a trainee on the Operations, Macroeconomic Research and Equities trading areas he became an Equity Analyst Associate. He is a CFA® Charterholder.

Peter Taylor Director – Head of Brazilian Equities	Responsible for investment management on the Global Emerging Markets Equity team and Director of Aberdeen’s operations in São Paulo, Brazil

Currently Director & Head of Brazilian Equities. He joined Aberdeen’s Asian Equities Team in Singapore in 2007 and transferred to London in 2011. Previously, he was with the International Finance Corporation, where he worked on corporate governance and capital markets development for seven years from their Washington DC and Hong Kong offices. He is a CFA Charterholder.

(a)(2)  The information in the table below is as of December 31, 2016.

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets ($M)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance ($M)
Devan Kaloo	Registered Investment Companies	12	$9,607.36	0	$0
	Pooled Investment Vehicles	25	$16,277.80	0	$0
	Other Accounts	59	$15,899.31	5	$1,363.59
Joanna Irvine	Registered Investment Companies	12	$9,607.36	0	$0
	Pooled Investment Vehicles	25	$16,277.80	0	$0
	Other Accounts	59	$15,899.31	5	$1,363.59

Brunella Isper	Registered Investment Companies	12	$9,607.36	0	$0
	Pooled Investment Vehicles	25	$16,277.80	0	$0
	Other Accounts	59	$15,899.31	5	$1,363.59

Eduardo Figueiredo	Registered Investment Companies	12	$9,607.36	0	$0
	Pooled Investment Vehicles	25	$16,277.80	0	$0
	Other Accounts	59	$15,899.31	5	$1,363.59

Peter Taylor	Registered Investment Companies	12	$9,607.36	0	$0
	Pooled Investment Vehicles	25	$16,277.80	0	$0
	Other Accounts	59	$15,899.31	5	$1,363.59

Total assets are as of December 31, 2016 and have been translated to U.S. dollars at a rate of £1.00 = $1.24.

In accordance with legal requirements in the various jurisdictions in which they operate, and their own Conflicts of Interest policies, all subsidiaries of Aberdeen Asset Management PLC, (together “Aberdeen”), have in place arrangements to identify and manage Conflicts of Interest that may arise between them and their clients or between their different clients. Where Aberdeen does not consider that these arrangements are sufficient to manage a particular conflict, it will inform the relevant client(s) of the nature of the conflict so that the client(s) may decide how to proceed.

The portfolio managers’ management of “other accounts”, including (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts that may pay advisory fees that are based on account performance (“performance-based fees”), may give rise to potential conflicts of interest in connection with their management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, Aberdeen believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, Aberdeen has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account. The existence of such performance-based fees may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for a Fund also may be appropriate for other investment accounts managed by Aberdeen or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, Aberdeen may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to a Fund from time to time, it is the opinion of Aberdeen that the benefits from the Aberdeen organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. Aberdeen has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

With respect to non-discretionary model delivery accounts, Aberdeen will deliver model changes subsequent to commencing trading on behalf of our discretionary accounts.  Model changes are typically delivered on a security by security basis.  The timing of such delivery is determined by Aberdeen and will depend on the anticipated market impact of trading.  Market impact includes, but is not limited to, factors such as liquidity and price impact.  When minimal market impact is anticipated, we typically deliver security level model changes after such time when approximately two-thirds of our full discretionary order has been executed.  Although we anticipate delivering model changes of such securities after approximately two-thirds of the discretionary order has been executed, we may deliver model changes prior to or substantially after two-thirds have been executed depending on prevailing market conditions and trader discretion.  With respect to securities for which we anticipate a more significant market impact, we intend to withhold model deliver changes until such time when the entire discretionary order has been fully executed.  Anticipated market impact on any given security is determined at the sole discretion of Aberdeen based on prior market experience and current market conditions.  Actual market impact may vary significantly from anticipated market impact.  Notwithstanding the aforementioned, we may provide order instructions simultaneously or prior to completion of trading for other accounts if the trade represents a relatively small proportion of the average daily trading volume of the particular security or other instrument.

Aberdeen does not trade for non-discretionary model delivery clients. Because model changes may be delivered to non-discretionary model clients prior to the completion of Aberdeen’s discretionary account trading, Aberdeen may compete against these clients in the market when attempting to execute its orders for its discretionary accounts.  As a result, our discretionary clients may experience negative price and liquidity impact due to multiple market participants attempting to trade in a similar direction on the same security.

Timing delays or other operational factors associated with the implementation of trades may result in non-discretionary and model delivery clients receiving materially different prices relative to other client accounts.  This may create performance dispersions within accounts with the same or similar investment mandate.

Aberdeen does not currently have any model delivery clients in the Fund’s strategy but may in the future. Investment decisions for other strategies that have model delivery clients, however, may cause the Fund to compete against such model delivery clients that hold and trade in a same security as the Fund.

(a)(3)

Aberdeen’s remuneration policies are designed to support its business strategy as a leading international asset manager.  The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for Aberdeen’s clients and shareholders.   Aberdeen operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

The aggregate value of awards in any year is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards, which are payable to all members of staff are determined by a rigorous assessment of achievement against defined objectives.

A long-term incentive plan for key staff and senior employees comprises of a mixture of cash and deferred shares in Aberdeen PLC or select Aberdeen funds (where applicable).  Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

Aberdeen’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other Aberdeen employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

The Remuneration Committee of Aberdeen determines the key performance indicators that will be applied in considering the overall size of the bonus pool.  In line with practice amongst other asset management companies, individual bonuses are not subject to an absolute cap.  However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

Aberdeen has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with Aberdeen’s sustained performance and, in respect of the deferral into funds, managed by Aberdeen, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to Aberdeen, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, Aberdeen takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations.  To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process.  A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, Aberdeen also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes.  Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen environment.  Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

(a)(4)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of December 31, 2016
Devan Kaloo	None
Joanna Irvine	None
Brunella Isper	None
Eduardo Figueiredo	None
Peter Taylor	None

(b) Not applicable.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs [1]	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs [1]
January 1, 2016 through January 31, 2016	None	None	None	345,575
February 1, 2016 through February 29, 2016	None	None	None	345,575
March 1, 2016 through March 31, 2016	None	None	None	345,575
April 1, 2016 through April 30, 2016	None	None	None	345,575
May 1, 2016 through May 31, 2016	None	None	None	345,575
June 1, 2016	None	None	None	345,575

through June 30, 2016
July 1, 2016 through July 31, 2016	None	None	None	345,575
August 1, 2016 through August 31, 2016	None	None	None	345,575
September 1, 2016 through September 30, 2016	None	None	None	345,575
October 1, 2016 through October 31, 2016	None	None	None	345,575
November 1, 2016 through November 30, 2016	None	None	None	345,575
December 1, 2016 through December 31, 2016	None	None	None	345,575
Total	--	--	--	--

1  The program was announced on November 16, 2007.  The program authorizes management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares. Such purchases may be made when, in the reasonable judgment of Fund management, such repurchases may enhance shareholder value.

Item 10 - Submission of Matters to a Vote of Security Holders.

During the period ended December 31, 2016, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)         The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 - Exhibits.

(a)(1)	Code of Ethics of the Registrant as required pursuant to Item 2 of this Form N-CSR.

(a)(2)	The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)	Not applicable.

(b)	The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

(c)	Proxy Voting Policy of Registrant.

(d)	Proxy Voting Policies and Procedures of Investment Adviser.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Latin America Equity Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Latin America Equity Fund, Inc.

Date:	March 10, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Latin America Equity Fund, Inc.

Date:	March 10, 2017

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Latin America Equity Fund, Inc.

Date:	March 10, 2017